Q4 Fiscal Year 2015 Earnings Supplemental Schedules

Fourth Quarter Ended January 31, 2015

March 19, 2015

Company Speakers

Robert M. Dutkowsky
Chief Executive Officer

Jeffery P. Howells
Executive Vice President
and Chief Financial Officer

Forward-Looking Statements and Non-GAAP Financial Information

Forward-Looking Statements – Certain statements made in this presentation are "Forward-Looking Statements" as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation's (the "Company") Annual Report on Form 10-K filed April 9, 2014, a copy of which can be obtained from the Company's Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company's control, could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments.

Non-GAAP Financial Information – This presentation includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures.

Worldwide Net Sales

$ in Billions

Quarterly Results



$8.0
$6.7
$6.8
$6.8
$7.3
34%
37%
40%
39%
35%
66%
63%
60%
61%
65%

	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Americas	$2.7	$2.5	$2.7	$2.6	$2.6
Europe	$5.3	$4.3	$4.1	$4.1	$4.8
Reported Y/Y Growth	7%	9%	8%	6%	-8%
FX - Adj. Y/Y Growth	5%	6%	6%	9%	0%

Fiscal Year Results



$26.8
$27.7
38%
38%
62%
62%

	FY14	FY15
Americas	$10.2	$10.4
Europe	$16.6	$17.3
Reported Y/Y Growth	6%	3%
FX - Adj. Y/Y Growth	4%	5%

The Americas Net Sales

$ in Billions

Quarterly Results


$2.6
$2.5
$2.7
$2.6
$2.6
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15

	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Reported Y/Y Growth	4%	8%	4%	3%	-5%

Fiscal Year Results


$10.2
$10.4
FY14
FY15

	FY14	FY15
Reported Y/Y Growth	4%	2%

Tech Data
The Difference in Distribution™

Europe Net Sales (in USD)

$ in Billions

Quarterly Results


$5.3
$4.3
$4.1
$4.1
$4.8
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15

	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Reported Y/Y Growth	9%	10%	11%	8%	-9%

Fiscal Year Results


$16.6
$17.3
FY14
FY15

	FY14	FY15
Reported Y/Y Growth	7%	4%

Tech Data
The Difference in Distribution

Europe Net Sales (in euros)

€ in Billions

Quarterly Results


€ 3.9
€ 3.1
€ 3.0
€ 3.2
€ 3.9
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15

	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Reported Y/Y Growth	5%	5%	7%	13%	1%

Fiscal Year Results


€ 12.5
€ 13.2
FY14
FY15

	FY14	FY15
Reported Y/Y Growth	4%	6%

Gross Profit and Margin

$ in Millions

Quarterly Results


4.99%
4.98%
5.14%
4.95%
5.07%

	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Gross Profit	$398.0	$335.3	$351.4	$335.0	$372.3
Gross Margin	4.99%	4.98%	5.14%	4.95%	5.07%

Fiscal Year Results


5.08%
5.04%

	FY14	FY15
Gross Profit	$1,362.3	$1,394.0
Gross Margin	5.08%	5.04%

Tech Data
The Difference in Distribution™

SG&A Expenses (non-GAAP)

$ in Millions

Quarterly Results (1)



3.52%
4.22%
4.05%
3.91%
3.55%
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15

	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Non-GAAP SG&A exp	$280.7	$284.2	$277.1	$264.2	$260.5
Non-GAAP SG&A %	3.52%	4.22%	4.05%	3.91%	3.55%
GAAP SG&A exp	$288.0	$291.6	$284.5	$271.2	$266.9
GAAP SG&A %	3.61%	4.33%	4.16%	4.01%	3.64%

Fiscal Year Results (1)



4.05%
3.92%
FY14
FY15

	FY14	FY15
Non-GAAP SG&A exp	$1,087.4	$1,086.0
Non-GAAP SG&A %	4.05%	3.92%
GAAP SG&A exp	$1,116.6	$1,114.2
GAAP SG&A %	4.16%	4.03%

(1) Non-GAAP SG&A excludes acquisition-related amortization of intangibles. Please see GAAP to Non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution™

Worldwide Operating Income (non-GAAP)

$ in Millions

Quarterly Results [1]


1.47%
0.76%
1.09%
1.05%
1.52%

	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Non-GAAP Operating Income	$117.3	$51.2	$74.3	$70.8	$111.7
Non-GAAP Operating Margin	1.47%	0.76%	1.09%	1.05%	1.52%
GAAP Operating Inc	$97.7	$31.5	$67.7	$66.7	$101.9
GAAP Operating Mrgn.	1.23%	0.47%	0.99%	0.99%	1.39%

Fiscal Year Results [1]


1.03%
1.11%

	FY14	FY15
Non-GAAP Operating Income	$274.9	$308.0
Non-GAAP Operating Margin	1.03%	1.11%
GAAP Operating Income	$227.5	$267.6
GAAP Operating Margin	0.85%	0.97%

[1] *See the GAAP to Non-GAAP reconciliation in the appendix.*

Tech Data
The Difference in Distribution

The Americas Operating Income (non-GAAP)

$ in Millions

Quarterly Results (1)(2)


1.35%
1.18%
1.44%
1.44%
1.53%

	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Non-GAAP Operating Income[2]	$36.3	$29.3	$39.2	$38.2	$39.3
Non-GAAP Operating Margin[2]	1.35%	1.18%	1.44%	1.44%	1.53%
GAAP Operating Income[1]	$43.6	$26.3	$38.9	$42.2	$37.8
GAAP Operating Margin[1]	1.62%	1.06%	1.43%	1.60%	1.47%

Fiscal Year Results (1)(2)


1.32%
1.40%

	FY14	FY15
Non-GAAP Operating Income[2]	$134.0	$146.0
Non-GAAP Operating Margin[2]	1.32%	1.40%
GAAP Operating Income[1]	$156.1	$145.1
GAAP Operating Margin[1]	1.53%	1.39%

[1] Before stock compensation expense.
[2] See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution™

Europe Operating Income (non-GAAP)

$ in Millions

Quarterly Results [1][2]



1.57%
0.56%
0.95%
0.89%
1.60%
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15

	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Non-GAAP Operating Income[2]	$82.9	$23.8	$38.9	$36.5	$76.4
Non-GAAP Operating Margin[2]	1.57%	0.56%	0.95%	0.89%	1.60%
GAAP Operating Income[1]	$56.0	$7.2	$32.7	$28.4	$67.9
GAAP Operating Margin[1]	1.06%	0.17%	0.79%	0.69%	1.42%

Fiscal Year Results [1][2]



0.90%
1.02%
FY14
FY15

	FY14	FY15
Non-GAAP Operating Income[2]	$149.8	$175.6
Non-GAAP Operating Margin[2]	0.90%	1.02%
GAAP Operating Income[1]	$80.2	$136.2
GAAP Operating Margin[1]	0.48%	0.79%

[1] Before stock compensation expense.
[2] See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution™

Net Income and EPS (non-GAAP)

in Millions
except EPS

Quarterly Results [1]



$2.10
$0.72
$1.12
$1.18
$1.96

	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Non-GAAP Net Income	$80.4	$27.7	$42.9	$45.3	$74.9
Non-GAAP EPS - diluted	$2.10	$0.72	$1.12	$1.18	$1.96
GAAP Net Income	$109.8	$13.5	$39.3	$41.7	$80.7
GAAP EPS - diluted	$2.87	$0.35	$1.03	$1.09	$2.11
Weighted Average Shares Outstanding - Diluted	38,274	38,321	38,368	38,433	38,282

Fiscal Year Results [1]



$4.52
$4.97

	FY14	FY15
Non-GAAP Net Income	$173.0	$190.8
Non-GAAP EPS - diluted	$4.52	$4.97
GAAP Net Income	$179.9	$175.2
GAAP EPS - diluted	$4.71	$4.57
Weighted Average Shares Outstanding - Diluted	38,228	38,354

[1] *See the GAAP to non-GAAP reconciliation in the appendix.*

Tech Data
The Difference in Distribution™

Cash Conversion Cycle


37
41
40
41
35
29
33
31
33
26
19
21
22
24
20
(47)
(53)
(49)
(50)
(41)
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Days of Sales Outstanding
Days of Supply
Cash Conversion Cycle
Days of Purchases Outstanding

Cash Flow and Balance Sheet Highlights

$ in Millions

Cash Flow from Operations



$95
-$45
-$108
$177
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Debt to Total Capital



16%
16%
16%
16%

	Q1FY15	Q2FY15	Q3FY15	Q4FY15
Debt	$404	$403	$400	$366
Equity	$2,157	$2,153	$2,086	$1,960
Debt to Total Capital ratio	16%	16%	16%	16%

Tech Data
The Difference in Distribution™

Share Repurchase Activity

	Amount Repurchased ($ millions)	Number of Shares Repurchased (millions)	Average Price Per Share
FY'15 Q4 Share Repurchases	$53.0	0.897	$59.10
FY'16 YTD Share Repurchases	$47.0	0.802	$58.62
Cumulative Repurchases To Date Since FY 2006	$1,200.0	28.4	$42.31

Tech Data
The Difference in Distribution™

Return On Invested Capital



10%
11%
11%
11%
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Benchmark Weighted Average Cost of Capital ~10% (1)
Estimated Weighted Average Cost of Capital ~8.9% (2)

(1) See reconciliation of GAAP to non-GAAP financial measures and ROIC calculation in appendix.
(2) Source: Bloomberg, February 27, 2015.

Customer And Product Mix

Customers
(% of total net sales)


Retail/Direct Marketers 30%
Corporate Resellers 25%
VARs 45%

Products
(% of total net sales)


Virtualization
Security
Desktop Applications
Operating Systems
Utilities Software
Software 18%
Notebooks
Tablets
Desktops
Printers & Supplies
Components
Broadline 47%
Mobile Phones
Accessories
Mobility 10%
Data Center 22%
Industry Standard Servers
Proprietary Servers
Networking
Storage
Private Clouds
Consumer Electronics 3%
TVs
Digital Displays
Cameras / MP3 / GPS
Network-Attached Consumer Devices

Company estimates for the 12-months ended January 31, 2015.

Tech Data
The Difference in Distribution™

APPENDIX

GAAP to Non-GAAP Reconciliation SG&A

Selling, general and administrative ("SG&A") (In thousands)	Three months ended January 31, 2014	Three months ended April 30, 2014	Three months ended July 31, 2014	Three months ended October 31, 2014	Three months ended January 31, 2015
Net Sales	**$ 7,973,107**	**$ 6,728,151**	**$ 6,841,809**	**$ 6,761,181**	**$ 7,339,491**
GAAP SG&A expenses	$ 288,044	$ 291,596	$ 284,513	$ 271,235	$ 266,890
Acquisition-related amortization of intangibles	(7,313)	(7,434)	(7,424)	(7,053)	(6,354)
Non-GAAP SG&A expenses	**$ 280,731**	**$ 284,162**	**$ 277,089**	**$ 264,182**	**$ 260,536**
GAAP SG&A percentage of net sales	**3.61%**	**4.33%**	**4.16%**	**4.01%**	**3.64%**
Non- GAAP SG&A percentage of net sales	**3.52%**	**4.22%**	**4.05%**	**3.91%**	**3.55%**

Selling, general and administrative ("SG&A") (In thousands)	Twelve months ended January 31, 2014	Twelve months ended January 31, 2015
Net Sales	**$ 26,821,904**	**$ 27,670,632**
GAAP SG&A expenses	$ 1,116,553	$ 1,114,234
Acquisition-related amortization of intangibles	(29,144)	(28,265)
Non-GAAP SG&A expenses	**$ 1,087,409**	**$ 1,085,969**
GAAP SG&A percentage of net sales	**4.16%**	**4.03%**
Non- GAAP SG&A percentage of net sales	**4.05%**	**3.92%**

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q4 FY15

(In thousands)	Q4 FY15 - Three months ended January 31, 2015			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,563,662**	**$ 4,775,829**		**$ 7,339,491**
GAAP operating income[1]	$ 37,776	$ 67,878	$ (3,970)	$ 101,684
Restatement and remediation-related expenses	36	2,329		2,365
Loss on disposal of subsidiaries	1,330	-		1,330
Acquisition-related amortization of intangibles	170	6,184		6,354
Total non-GAAP operating income adjustments	1,536	8,513		10,049
Non-GAAP operating income	**$ 39,312**	**$ 76,391**	**$ (3,970)**	**$ 111,733**
GAAP operating margin	**1.47%**	**1.42%**		**1.39%**
Non-GAAP operating margin	**1.53%**	**1.60%**		**1.52%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q3 FY15

(In thousands)	Q3 FY15 - Three months ended October 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,644,085**	**$ 4,117,096**		**$ 6,761,181**
GAAP operating income[1]	$ 42,194	$ 28,407	$ (3,856)	$ 66,745
Restatement and remediation-related expenses	877	1,187		2,064
LCD settlements	(5,059)	-		(5,059)
Acquisition-related amortization of intangibles	170	6,883		7,053
Total non-GAAP operating income adjustments	(4,012)	8,070		4,058
Non-GAAP operating income	**$ 38,182**	**$ 36,477**	**$ (3,856)**	**$ 70,803**
GAAP operating margin	**1.60%**	**0.69%**		**0.99%**
Non-GAAP operating margin	**1.44%**	**0.89%**		**1.05%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q2 FY15

(In thousands)	Q2 FY15 - Three months ended July 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,722,191**	**$ 4,119,618**		**$ 6,841,809**
GAAP operating income[1]	$ 38,854	$ 32,725	$ (3,869)	$ 67,710
Restatement and remediation-related expenses	190	5,188		5,378
Value added tax assessment	-	(6,229)		(6,229)
Acquisition-related amortization of intangibles	170	7,254		7,424
Total non-GAAP operating income adjustments	360	6,213		6,573
Non-GAAP operating income	**$ 39,214**	**$ 38,938**	**$ (3,869)**	**$ 74,283**
GAAP operating margin	**1.43%**	**0.79%**		**0.99%**
Non-GAAP operating margin	**1.44%**	**0.95%**		**1.09%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q1 FY15

(In thousands)	Q1 FY15 - Three months ended April 30, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,476,271**	**$ 4,251,880**		**$ 6,728,151**
GAAP operating income[1]	$ 26,283	$ 7,186	$ (1,973)	$ 31,496
Restatement and remediation-related expenses	2,870	9,366		12,236
Acquisition-related amortization of intangibles	170	7,264		7,434
Total non-GAAP operating income adjustments	3,040	16,630		19,670
Non-GAAP operating income	**$ 29,323**	**$ 23,816**	**$ (1,973)**	**$ 51,166**
GAAP operating margin	**1.06%**	**0.17%**		**0.47%**
Non-GAAP operating margin	**1.18%**	**0.56%**		**0.76%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q4 FY14

(In thousands)	Q4 FY14 - Three months ended January 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,699,540**	**$ 5,273,567**		**$ 7,973,107**
GAAP operating income[1]	$ 43,627	$ 56,025	$ (1,909)	$ 97,743
Restatement and remediation-related expenses	5,130	19,696		24,826
LCD settlements	(12,597)	-		(12,597)
Acquisition-related amortization of intangibles	170	7,143		7,313
Total non-GAAP operating income adjustments	(7,297)	26,839		19,542
Non-GAAP operating income	**$ 36,330**	**$ 82,864**	**$ (1,909)**	**$ 117,285**
GAAP operating margin	**1.62%**	**1.06%**		**1.23%**
Non-GAAP operating margin	**1.35%**	**1.57%**		**1.47%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – FY15

(In thousands)	Twelve months ended January 31, 2015			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 10,406,209**	**$ 17,264,423**		**$ 27,670,632**
GAAP operating income[1]	$ 145,107	$ 136,196	$ (13,668)	$ 267,635
Restatement and remediation-related expenses	3,973	18,070		22,043
LCD settlements	(5,059)	-		(5,059)
Loss on disposal of subsidiaries	1,330	-		1,330
Value added tax assessment	-	(6,229)		(6,229)
Acquisition-related amortization of intangibles	680	27,585		28,265
Total non-GAAP operating income adjustments	$ 924	$ 39,426		$ 40,350
Non-GAAP operating income	**$ 146,031**	**$ 175,622**	**$ (13,668)**	**$ 307,985**
GAAP operating margin	**1.39%**	**0.79%**		**0.97%**
Non-GAAP operating margin	**1.40%**	**1.02%**		**1.11%**

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – FY14

	Twelve months ended January 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 10,188,618**	**$ 16,633,286**		**$ 26,821,904**
GAAP operating income[1]	$ 156,143	$ 80,228	$ (8,858)	$ 227,513
Restatement and remediation-related expenses	13,227	40,564		53,791
LCD settlements	(35,511)	-		(35,511)
Acquisition-related amortization of intangibles	170	28,974		29,144
Total non-GAAP operating income adjustments	$ (22,114)	$ 69,538		$ 47,424
Non-GAAP operating income	**$ 134,029**	**$ 149,766**	**$ (8,858)**	**$ 274,937**
GAAP operating margin	**1.53%**	**0.48%**		**0.85%**
Non-GAAP operating margin	**1.32%**	**0.90%**		**1.03%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation - Net Income & EPS

(In thousands, except per share data)	Three months ended												Three months ended		
	January 31, 2014			April 30, 2014			July 31, 2014			October 31, 2014			January 31, 2015		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 97,743	$ 109,761	$ 2.87	$ 31,496	$ 13,467	$ 0.35	$67,710	$39,328	$1.03	$66,745	$41,700	$1.09	$101,684	$80,677	$2.11
Restatement and remediation-related expenses	24,826	18,381	0.48	12,236	8,759	0.23	5,378	4,328	0.11	2,064	1,585	0.04	2,365	1,845	0.05
LCD settlements	(12,597)	(7,810)	(0.20)	-	-	-	-	-	-	(5,059)	(3,162)	(0.08)	-	-	-
Loss on disposal of subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	1,330	1,330	0.03
Reversal of deferred tax valuation allowances and income taxes on undistributed earnings of assets held for sale [1]	-	(45,303)	(1.18)	-	-	-	-	-	-	-	-	-	-	(13,601)	(0.35)
Value added tax assessment	-	-	-	-	-	-	(6,229)	(6,229)	(0.16)	-	-	-	-	-	-
Acquisition-related amortization of intangibles	7,313	5,337	0.14	7,434	5,427	0.14	7,424	5,456	0.14	7,053	5,181	0.13	6,354	4,667	0.12
Total non-GAAP adjustments	19,542	(29,395)	(0.77)	19,670	14,186	0.37	6,573	3,555	0.09	4,058	3,604	0.09	10,049	(5,759)	(0.15)
Non-GAAP results	**$ 117,285**	**$ 80,366**	**$ 2.10**	**$ 51,166**	**$ 27,653**	**$ 0.72**	**$ 74,283**	**$ 42,883**	**$ 1.12**	**$ 70,803**	**$ 45,304**	**$ 1.18**	**$ 111,733**	**$ 74,918**	**$ 1.96**

[1] During the fourth quarter of fiscal 2015, the company recorded income tax benefits of $19.2 million primarily related to the reversal of deferred tax valuation allowances in certain jurisdictions in Europe, partially offset by income tax expenses of $5.6 million related to undistributed earnings of assets held for sale in certain Latin American jurisdictions.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation - Net Income & EPS

(In thousands, except per *share* data)	Twelve months ended					
	January 31, 2014			January 31, 2015		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 227,513	$ 179,932	$ 4.71	$ 267,635	$ 175,172	$ 4.57
Restatement and remediation-related expenses	53,791	39,038	1.02	22,043	16,517	0.43
LCD settlements	(35,511)	(22,017)	(0.58)	(5,059)	(3,162)	(0.08)
Loss on disposal of subsidiaries	-	-	-	1,330	1,330	0.03
Reversal of deferred tax valuation allowances and income taxes on undistributed earnings of assets held for sale [1]	-	(45,303)	(1.19)	-	(13,601)	(0.36)
Value added tax assessment	-	-	-	(6,229)	(6,229)	(0.16)
Acquisition-related amortization of intangibles	29,144	21,305	0.56	28,265	20,731	0.54
Total non-GAAP adjustments	47,424	(6,977)	(0.19)	40,350	15,586	0.40
Non-GAAP results	**$ 274,937**	**$ 172,955**	**$ 4.52**	**$ 307,985**	**$ 190,758**	**$ 4.97**

[1] During the fourth quarter of fiscal 2015, the company recorded income tax benefits of $19.2 million primarily related to the reversal of deferred tax valuation allowances in certain jurisdictions in Europe, partially offset by income tax expenses of $5.6 million related to undistributed earnings of assets held for sale in certain Latin American jurisdictions.

Return on Invested Capital

(In thousands)

TECD ROIC Formula: $\frac{\textit{TTM Net Operating Profit After Tax}}{\textit{Average Invested Capital – Average Cash}}$

	Twelve months ended			
	April 30, 2014	July 31, 2014	October 31, 2014	January 31, 2015
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$279,828	$306,083	$313,536	$307,985
Non-GAAP effective tax rate	31.3%	32.1%	31.8%	31.8%
Non-GAAP NOPAT	$192,304	$207,804	$213,845	$210,172
Average Invested Capital:				
Short-term debt (5-qtr average)	$43,068	$45,868	$46,913	$40,342
Long-term debt (5-qtr average)	354,186	354,128	354,001	353,773
Non-GAAP Shareholders' Equity (5-qtr average)	2,018,209	2,071,795	2,107,163	2,103,329
Total average capital	2,415,463	2,471,791	2,508,076	2,497,444
Less: Cash (5-qtr average)	(526,025)	(583,025)	(558,805)	(573,199)
Average invested capital less average cash	$1,889,438	$1,888,766	$1,949,271	$1,924,245
ROIC	**10%**	**11%**	**11%**	**11%**

** Trailing Twelve Months is abbreviated as TTM.*

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The Difference in Distribution™